Exhibit 99.2

Third Quarter 2013 Earnings Conference Call – November 6, 2013

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, November 6, 2013. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of the 2012 Form 10-K filed on March 1, 2013, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Discussion Agenda 3Q 2013 Earnings Release and Outlook Core transportation services performed well in 3Q Financial results decreased YOY, impacted by: Lull in Hawaii container volume after strong first half year growth Negative impact of $7.3 million of unfavorable non-operational items Fleet Renewal Program Finalized contract with Aker Philadelphia Shipyard for two dual-fuel container ships Private Placement Financing Attractive $100 million, senior unsecured private placement of 30-year debt at 4.35% expected to close in early 2014 Opening Remarks

EBITDA, EPS – 3Q 2013 3Q13 Net Income of $17.2 million versus 3Q12 Net Income of $19.1 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

EBITDA, EPS – YTD 2013 YTD 2013 Net Income of $46.4 million versus YTD 2012 Net Income of $30.3 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service Third Quarter Performance Volume down 3.1 percent, after strong 1H gains Lull spread across several cargo types Favorable cargo mix helped offset volume decline Benefited from 9-ship fleet deployment Outlook for 4Q 2013 Expect volume near or modestly lower than prior year Core 9-ship fleet deployment expected

Hawaii Economic Indicators Indicator (% Change YOY, except Unemployment rate) 2011 2012 2013F 2014F 2015F 2016F Real Gross Domestic Product 1 2.1 1.6 2.6 2.4 2.4 2.3 Visitor Arrivals 1 4.0 9.6 4.3 3.2 2.3 1.1 Construction Jobs 2 (0.3) 2.4 7.0 10.8 11.1 8.5 Residential Building Permits 2 (13.5) 18.6 22.8 50.8 19.1 4.5 Non-Residential Building Permits 2 (4.5) 50.3 5.9 21.9 12.0 2.2 Sources: 1. DBEDT: Hawaii Department of Business, Economic Development & Tourism; Quarterly Statistical & Economic Report, Third Quarter 2013, August 19, 2013 http://hawaii.gov/dbedt 2. UHERO: University of Hawaii Economic Research Organization; State Forecast Update, October 25, 2013 http://www.uhero.hawaii.edu Continued positive economic trends Construction activity key to sector container shipment growth Tourism continues at record levels

Molasses Release Update Incident occurred on September 9 and 10 Response phase was completed September 20; Recovery and Restoration phase ongoing Oxygen and pH returned to normal target levels by September 20 Water was no longer abnormally discolored as of September 20 Matson received subpoena for documents related to the release in early October and is fully cooperating Incurred $1.3 million in response costs, legal expenses and third party claims in 3Q13 No impact from incident on Matson’s container operations Matson’s molasses operations remain suspended At this time, Matson cannot estimate future liabilities it may incur

SSAT Joint Venture Third Quarter Performance Results impacted by higher than expected transition costs at Oakland terminal Overall market is flat on YOY basis Outlook for 4Q 2013 Oakland transition to be completed, positioning JV well for 2014 and beyond Modest losses expected

Guam Service Outlook for 4Q 2013 Muted ongoing economic activity Volume similar to 2012, assuming no new competitor enters market Third Quarter Performance Volume down slightly due to timing of vessel sailings Adverse arbitration decision related to previously co-owned terminal assets impacted trade by $3.8 million

China Expedited Service (CLX) Source: Shanghai Shipping Exchange Third Quarter Performance Volume decrease due to additional sailing in prior year Ships running full Seeing expansion of premium for expedited services amid market rate erosion Outlook for 4Q 2013 Volume similar to 2012 Expect freights rates lower than 4Q 2012

Matson Logistics Third Quarter Performance Higher intermodal and highway volume Lower G&A Source: Association of American Railroads Outlook for 4Q 2013 Ongoing expense control focus Margins of 1-2% of revenues Significantly higher YOY performance due to warehouse consolidation and intangibles related charges in 4Q12

3Q2013 Operating Income SSAT had a $2.4 million loss in 3Q13 vs. a $0.7 million contribution in 3Q12 3Q12 3Q13 Change Revenue $307.1 $310.1 $3.0 Operating Income $32.9 $25.5 ($7.4) Oper. Income Margin 10.7% 8.2% 3Q12 3Q13 Change Revenue $94.3 $104.9 $10.6 Operating Income $1.3 $1.7 $0.4 Oper. Income Margin 1.4% 1.6% 3Q13 Consolidated Operating Income of $27.2 million versus $34.2 million in 3Q12

YTD 2013 Operating Income SSAT had a $3.0 million loss YTD 2013 versus a $3.1 million contribution YTD 2012 YTD12 YTD13 Change Revenue $886.1 $920.0 $33.9 Operating Income $69.9 $78.3 $8.4 Oper. Income Margin 7.9% 8.5% YTD12 YTD13 Change Revenue $275.6 $306.3 $30.7 Operating Income $2.9 $4.1 $1.2 Oper. Income Margin 1.1% 1.3% YTD 2013 Consolidated Operating Income of $82.4 million versus $72.8 million YTD 2012

3Q2013 Condensed Income Statement (in $ millions) 3Q13 3Q12 Operating Revenue Ocean transportation $310.1 $ 307.1 Logistics revenue 104.9 94.3 Total operating revenue 415.0 401.4 Costs and Expenses Operating costs 353.6 337.0 Selling, general and administrative 31.8 30.6 Equity in loss (income) of terminal joint venture 2.4 (0.7) Separation costs - 0.3 Operating Income 27.2 34.2 Interest expense 3.6 4.0 Income tax expense 6.4 11.2 Income from Discontinued Operations (net of tax) - (0.1) Net Income $17.2 $ 19.1 Diluted Earnings Per Share ($/share) Continuing Operations 0.40 0.45 Discontinued Operations - - Net Income 0.40 0.45 Key Metrics Total Revenue increased 3.4% Operating costs increased 4.9% Selling, general and administrative expenses increased 3.9% Effective tax rate of 27.1% LTM EBITDA of $174.3 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Generated $137.8 million in cash flow from operations YTD Maintenance capex of $19.7 million YTD Paid $19.9 million in dividends Reduction of debt by $32.7 million Increased cash position by $61.9 million Cash Generation and Uses of Cash * Does not include $5.7 million in Other Uses of Cash

Condensed Balance Sheet Assets (in $ millions) 9/30/13 12/31/12 Cash $ 81.8 $ 19.9 Other current assets 230.3 214.2 Total current assets 312.1 234.1 Investment in terminal joint venture 56.6 59.6 Property, net 736.2 762.5 Other assets 115.3 118.1 Total $1,220.2 $1,174.3 Liabilities & Shareholders’ Equity (in $ millions) 9/30/13 12/31/12 Current portion of long-term debt $ 12.5 $ 16.4 Other current liabilities 176.8 177.0 Total current liabilities 189.3 193.4 Long term debt 277.4 302.7 Deferred income taxes 296.9 251.9 Employee benefit plans 106.0 108.0 Other liabilities 35.0 38.4 Total long term liabilities 715.3 701.0 Shareholders’ equity 315.6 279.9 Total $1,220.2 $1,174.3 Cash and Debt Levels Cash up $61.9 million YTD Total debt of $289.9 million Current portion is $12.5 million $111.8 million CCF Deposit in 3Q Net Debt/ LTM EBITDA ratio of 1.19x See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Attractive senior unsecured long-term 4.35% fixed rate 30-year final maturity, 14.5 year weighted average life No amortization until 2021 Proceeds for general corporate purposes Substantially same financial covenants as existing $219 million senior unsecured notes Expected funding in January 2014 Subject to customary closing conditions $100 Million Senior Unsecured Debt Private Placement

Outlook excludes any molasses release impact, which is unknown Ocean Transportation operating income for 4Q13 expected near or slightly below prior year levels: Hawaii volume modestly lower Flat Guam and China volume Modest erosion in China rates Core 9-ship fleet deployment Modest losses at SSAT Logistics operating income expected to be 1-2% of revenues: Modest volume increase, expense control and improved warehouse operations Maintenance capex to be approximately $25 million for the full year, excluding new vessel progress payments 4Q2013 Outlook

Summary Remarks Confident in prospects for Hawaii Carved out an enviable niche in China service Better results in Logistics reflect ongoing internal efforts Expanded SSAT operations positions JV well for future Investing in Hawaii’s future with new vessels

Introducing the Aloha Class Two 3600 TEU dual fuel containerships from Aker Philadelphia Shipyard Contract price $418 million LNG capable Delivery expected in 3Q and 4Q 2018

The Case for New Builds Expanded capacity allows for continuation of 9-ship fleet deployment as the market recovers over the next 5+ years Renews Hawaii fleet Will continue superior schedule and cargo reliability to Hawaii Market Leadership Compelling financial returns in excess of cost of capital Based on our current forecast, accretive to earnings upon delivery Realizes fuel efficiencies through improved hull and engine design, and LNG capabilities State of the art safety and environmental systems Innovation Financial

Aloha Class Specifications Green Ship Technology 3600 TEU capacity Optimized speed to ensure cargo reliability Additional 45-foot capacity Additional reefer outlets Cell guide spacing (constr. materials) Neighbor Island accessible Fuel efficient hull Dual fuel engines, conventional fuel oils or LNG Double hull fuel tanks State of the art ballast water system Reduced emissions Shore power equipped Future Hawaii Freight Demand

LNG Capable Potentially cheaper source of fuel Dual fuel engines part of vessel design Additional ~$20 million per vessel to complete LNG installation Decision will be driven by LNG availability at the US West Coast ports

Compelling Investment

- Significantly lowers cost per TEU in Hawaii fleet
- Cost efficiencies driven by:
  - Maintaining 9-ship deployment at significantly higher volumes
  - Lower operating costs of modern vessels
    - Lower fuel consumption – ~30% on a per TEU basis using conventional fuel oils
    - Lower crewing, maintenance & repair, and dry-docking costs
- Attractive ROIC investment

	4Q 2013	2014	2015 + 2016	2017 + 2018
Estimated Installment Payment Schedule (excluding owners' items and capitalized interest)	~2%	-	~22%	~76%

MATX LISTED NYSE

Third Quarter 2013 Earnings Conference Call | November 6, 2013 – Slide 25

Matson.

Addendum

Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA. The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) Third Quarter Last Twelve Months (LTM) 2013 2012 Change As of September 30, 2013 Net Income 17.2 19.1 (1.9) 62.0 Subtract: (Income) loss from discontinued operations - (0.1) 0.1 0.1 Add: Income tax expense 6.4 11.2 (4.8) 29.5 Add: Interest expense 3.6 4.0 (0.4) 14.7 Add: Depreciation & amortization 16.9 18.3 (1.4) 68.0 EBITDA 44.1 52.5 (8.4) 174.3 As of September, 2013 (in $ millions) Total Debt $289.9 Subtract: Cash (81.8) Net Debt $208.1